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                                                                    Exhibit 99.1

                             CONSENT OF WILLIAM MARSHALL



     I hereby consent to the reference to me as a person who has been designated to serve as a director of LASER Mortgage Management, Inc. under the heading "The Company" in the Prospectus constituting a part of the Registration Statement on Form S-11 with which this consent is filed.


                                             /s/ William Marshall
                                             ---------------------------
                                             Name:  William Marshall


Date:     November 21, 1997